                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  December 27, 1999
                                                   -----------------


                        COMMERCIAL FEDERAL CORPORATION
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             (Exact name of registrant as specified in its charter)



          NEBRASKA                     1-11515                 47-0658852
-----------------------------        -----------         ----------------------
(State or other jurisdiction         (Commission            (I.R.S. Employer
      of incorporation)              File Number)         Identification Number)


2120 SOUTH 72nd STREET, OMAHA, NEBRASKA                  68124
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     (Address of principal executive offices)          (Zip Code)


Registrant's telephone number including area code:    (402) 554-9200
                                                      --------------


                                NOT APPLICABLE
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         (Former name or former address, if changed since last report)


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                         COMMERCIAL FEDERAL CORPORATION
                         ------------------------------

                                    FORM 8-K
                                    --------

                                 CURRENT REPORT
                                 --------------

Item 5.  Other Events:
----------------------

     On December 27, 1999, Commercial Federal Corporation ("Commercial Federal") announced that its Board of Directors authorized the repurchase of up to three million shares of its outstanding common stock during the next 18 months. Commercial Federal currently has 58,218,247 common shares outstanding. The repurchase of three million shares of Commercial Federal common stock announced April 29, 1999, will be completed by December 31, 1999. Repurchases could be made at any time and in any amount, depending upon market conditions and various other factors. Any repurchase generally would be on the open-market, although privately negotiated transactions are also possible. In compliance with Nebraska law, all repurchased shares will be cancelled.

     Information regarding this stock repurchase is set forth in Commercial Federal's press release dated December 27, 1999, attached hereto as Exhibit 99 and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits:
-------------------------------------------

(a)  Exhibits:

     Exhibit 99.   Press release dated December 27, 1999.


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                                  SIGNATURES
                                  ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                 COMMERCIAL FEDERAL CORPORATION
                                 ------------------------------
                                 (Registrant)


Date:  December 29, 1999         /s/  James A. Laphen
       -----------------         --------------------
                                 James A. Laphen, President, Chief Operating
                                 Officer and Chief Financial Officer (Duly
                                 Authorized and Principal Financial Officer)



Date:  December 29, 1999         /s/ Gary L. Matter
       -----------------         ------------------
                                 Gary L. Matter, Senior Vice President,
                                 Controller and Secretary
                                 (Principal Accounting Officer)


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